SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]   Filed by the Registrant
[_]   Filed by a party other than the Registrant

Check the appropriate box:

      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only [as permitted by
            Exchange Act Rule 14(a)-6(e)(2)]
      [X]   Definitive Proxy Statement
      |_|   Definitive Additional Material
      |_|   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                 TIMELINE, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee:

      [X]   No fee required.
      |_|   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
            14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:
            (1) Title of each class of securities to which transaction applies:
            (2)   Aggregate number of securities to which transaction applies:
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and how determined):
            (4)   Proposed maximum aggregate value of transaction:
            (5)   Total fee paid:

      |_|   Fee paid previously with written preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
            (1)   Amount previously paid:
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            (3)   Filing party:
            (4)   Date filed:

                         [LETTERHEAD OF TIMELINE, INC.]

                                  July 28, 2003

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Thursday, September 18, 2003, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

      The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

      Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, please sign, date and promptly mail as soon as possible the enclosed proxy in the prepaid envelope provided.

      Thank you.

                                   Sincerely,

                                   /s/ Charles R. Osenbaugh

                                   Charles R. Osenbaugh
                                   President, Chief Executive Officer & Director

                                 TIMELINE, INC.
                        3055 112th Avenue N.E., Suite 106
                           Bellevue, Washington 98004

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 2003

                             ----------------------

TO THE SHAREHOLDERS OF TIMELINE, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation (the "Company"), will be held on Thursday, September 18, 2003, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, for the following purposes:

      1. To elect two directors, each to hold a three-year term expiring in 2006; and

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on July 15, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

      The Proxy Statement is accompanied by a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003.

                                    By Order of the Board of Directors

                                    /s/ Paula H. McGee

                                    Paula H. McGee
                                    Secretary

Bellevue, Washington
July 28, 2003

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A prepaid envelope is enclosed for that purpose. Even if you have voted your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

                                 TIMELINE, INC.
                        3055 112th Avenue N.E., Suite 106
                           Bellevue, Washington 98004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                 information concerning solicitation and voting

General

      The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors") of Timeline, Inc., a Washington corporation (the "Company"), for use at our Annual Meeting of Shareholders to be held on Thursday, September 18, 2003, at 4:00 P.M., Pacific Time, or at any continuation or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Our Annual Meeting will be held at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

      The Company intends to mail this Proxy Statement and accompanying proxy card on or about August 13, 2003, to all shareholders entitled to vote at the Annual Meeting.

Voting and Outstanding Shares

      Only holders of record of our common stock (the "Common Stock") at the close of business on July 15, 2003, are entitled to notice of and to vote at our Annual Meeting. At the close of business on July 15, 2003, there were 4,178,498 shares of Common Stock outstanding and entitled to vote. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at our Annual Meeting. The inspector of election appointed for our Annual Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

      The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock constitutes a quorum at our Annual Meeting. Under Washington law and our Restated Articles of Incorporation (the "Articles"), assuming the presence of a quorum, directors are elected by a plurality of votes cast.

      A shareholder who attends the meeting in person or by proxy but abstains from voting on any or all proposals will be included in the number of shareholders present at our Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals.

      If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee along with a voting instruction card. As the beneficial owner, you have the right to direct the broker/nominee how to vote your shares, and the broker/nominee is required to vote your shares in accordance with your instructions. Brokers/nominees who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities

Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved. Please note that if your shares are held by a broker/nominee, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker/nominee.

      If you own shares through the Timeline Employee Stock Ownership Plan, you can direct the trustees to vote the shares held in your account in accordance with your instructions. The trustees may not vote any allocated shares in the ESOP for which no voting instructions have been received.

Solicitation

      We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

Shareholder Proposals

      We must receive any proposals of shareholders that are intended to be presented at our 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") not later than March 31, 2004 in order to be included in the proxy statement and form of proxy relating to the 2004 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural requirements contained in our Bylaws.

Revocability of Proxies

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Corporate Secretary at our principal executive office, 3055 112th Avenue N.E., Suite 106, Bellevue, Washington 98004, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Our Articles divide our Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve until the next meeting of shareholders at which directors are elected, or until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

      Our Board of Directors is composed of six members. The director nominees, Mr. Donald K. Babcock and Mr. Kent L. Johnson, are the nominees for the class of directors to be elected at our Annual Meeting for a three-year term expiring at the 2006 annual meeting of shareholders. If elected at our Annual Meeting, the director nominees would serve until their successors are elected and qualified, or until their earlier death, resignation or removal. Mr. Babcock and Mr. Johnson are current directors on the Board.

      Directors are elected by a plurality of the shares voted at the Annual Meeting. The persons named in the enclosed proxy intend, unless authorization to do so is withheld, to vote the proxies received by them for the election of the two director nominees. If, prior to our Annual Meeting, either nominee should become unavailable for election, an event that currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Mr. Babcock and Mr. Johnson have agreed to serve if elected and we have no reason to believe that they will be unable to serve.

      Set forth below is biographical information for Mr. Babcock and Mr.
Johnson:

      Donald K. Babcock, age 66, is a founder of the Company and has served as a Director since its inception in April 1993. Mr. Babcock returned to the position of Senior Technologist with the Company in October 1999 after working for Seagate Software, Inc. for 18 months as a Program Manager. He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc. He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc.

      Kent L. Johnson, age 59, has been a Director of the Company since its inception. He is Chairman and Managing Director of Alexander Hutton Venture Partners, LP, a Seattle, Washington-based venture capital firm he co-founded in 1999. From October 1994 to December 1999, Mr. Johnson was President and co-founder of Alexander Hutton Capital, L.L.C., an investment banking firm that specialized in equity capital formation for emerging growth companies. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. in Business Administration from the University of Washington and an M.B.A. from Seattle University, where he serves on the Business Advisory Board.

                        THE BOARD OF DIRECTORS RECOMMENDS
              A VOTE "FOR" ELECTION OF MR. BABCOCK AND MR. JOHNSON

                   Continuing Directors and Executive Officers

      Set forth below are the names and certain biographical information for directors whose terms continue after our Annual Meeting and for our executive officers.

Directors with Terms Expiring at the 2004 Annual Meeting

      Frederick W. Dean, age 51, has served as a Director of the Company since April 1998. He also serves as Executive Vice President and has been a Vice President since the Company's inception in April 1993. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc.

He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. Mr. Dean holds a B.A. degree in accounting from the University of Washington.

      Terry Harvey, age 52, has served as a Director of the Company since October 2000. Mr. Harvey is currently Managing Director of Terry Harvey Associates Ltd., an information technology consulting firm specializing in the banking sector and based in the United Kingdom, which he co-founded in October 2000. From 1989 through 1999, Mr. Harvey was Founder and Managing Director of Harvey Consultants Ltd., which was sold to the Olsten Corporation in 1996. Mr. Harvey holds several other non-executive roles in information technology companies where he has invested and is a director of the following United Kingdom companies: Terry Harvey Associates Ltd., Harvey Farms, Ltd., Tillwhim Farms Ltd., Harvey Properties Ltd., Vislow Ltd. and Kume Associates Ltd. He holds an ONC in sciences.

Directors with Terms Expiring at the 2005 Annual Meeting

      Charles R. Osenbaugh, age 54, has served as Chief Financial Officer, Treasurer and a Director since the Company's inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996. Mr. Osenbaugh also previously served as Secretary of the Company. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director, of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle, Washington law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. in economics and a J.D., both from the University of Iowa, and received his CPA certificate in 1974.

      Robert B. Wallace, age 53, has served on the Company's Board of Directors since April 2002. He is also presently a principal with Computer Sciences Corporation's (CSC) Seattle Practice where he develops business in the Pacific Northwest Region. He held CFO positions at three emerging companies between 1977 and 1988. In 1989, he joined Timeline Services, Inc. where he served as Vice President of Sales and Marketing. In 1994 he joined Timeline, Inc. and served in the capacity of Vice President Consulting Services and Vice President - Educational Services until 1997 when he left to join ECS Integrated Technology Solutions as its Regional Sales Manager for the Northwest. ECS was a provider of Oracle System Integration services and was purchased by CSC Consulting, Inc. in November, 1999. In May, 2000 Mr. Wallace left CSC to become the Vice President of Sales & Business Development for nPassage, Inc., a provider of Internet based transportation management software. Following a merger of nPassage with a competitor, he returned to his position as a principal with CSC in May 2001. Mr. Wallace holds a B.A. in Business Administration from the University of Washington and is a CPA.

Other Arrangements

      In April 2003, the Company entered into an agreement with Fidelity National Information Solutions, Inc. (FNIS) pursuant to which FNIS obtained a license to use and sublicense the Company's products to provide financial reporting and analytics for real estate lenders and settlement companies. As part of that agreement, the Company granted FNIS a right to designate a representative for appointment or election to the Company's Board of Directors upon 60 days' notice to the Company. FNIS has not exercised this right and has not indicated to the Company that it presently intends to exercise this right. Until FNIS exercises this right, a representative of FNIS is entitled to attend Board meetings as a non-voting observer.

Executive Officers

      In addition to Mr. Dean and Mr. Osenbaugh, following is biographical information for our other executive officers.

      Craig R. Perkins, age 47, has been with the Company since its inception in April 1993. He served as Director of Consulting Services until 1998 and Director of Product Management until 1999. In November 1999, Mr. Perkins was named Vice President of Products and Technology. From 1988 to April 1993, he was a member of the consulting department for Timeline Services, Inc. Mr. Perkins previously practiced public accounting with Ernst Young & Co. in Winnipeg, Canada and Bermuda. He has a Bachelors degree with honors in accounting from the University of Manitoba and is a Chartered Accountant.

      Michael G. Evans, age 49, has been associated with the Company since 1995. He managed the Company's international operations from 1995 until the management buy-out of the London-based operations (Analyst Financials) took place in 1997. >From 1997 until March 2000, Mr. Evans acted as Managing Director of Analyst Financials, which the Company reacquired in June 2000. Mr. Evans rejoined Timeline in March 2000, and was appointed Vice President of World-Wide Sales in the fall of 2000. Prior to joining Timeline in 1995, Mr. Evans was a director of Comshare, Inc. for a period of 10 years, responsible for the Financial Applications Division. Mr. Evans qualified as a chartered accountant with Ernst & Whinney in 1979 and holds an ACA certificate. He earned a Bachelors degree in political science at the University of Kent at Canterbury.

Board Committees and Meetings

      The Board of Directors, which held three meetings during the 2003 fiscal year, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. Messrs. Harvey, Johnson and Wallace served as members of each of the Audit Committee and the Compensation Committee throughout the 2003 fiscal year.

      The Audit Committee assists the Board in fulfilling its responsibilities to provide oversight with respect to the Company's financial statements and reports, the Company's independent auditors, the system of internal controls and the audit process. Its primary duties include reviewing the results and scope of the audit and other services provided by our independent auditors, and reviewing and evaluating our internal control functions. The Committee also has authority for selecting and engaging the Company's independent auditors and approving their fees. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. Each of the Directors on the Audit Committee is considered an "Independent Director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the 2003 fiscal year, the Audit Committee met four times.

      The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for executive officers of the Company. The Compensation Committee did not meet during fiscal 2003.

      During the 2003 fiscal year, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent auditors for fiscal 2003, KPMG LLP, were responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on its audit.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 ("Communications with Audit Committees").

      The Audit Committee also reviewed with Timeline's independent auditors the written disclosures required by the Independence Standards Board's Standard No. 1 ("Independence Discussions with Audit Committees"), and considered the compatibility of nonaudit services and the fees paid by Timeline for those services with the auditors' independence.

      Based upon the Audit Committee's discussion with management and the independent auditors, and upon the Audit Committee's review of management's representations and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003 filed with the Securities and Exchange Commission.

                    Audit Committee of the Board of Directors
                                  Terry Harvey
                                 Kent L. Johnson
                                Robert B. Wallace

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                     RELATIONSHIPS WITH INDEPENDENT AUDITORS

      The Audit Committee has selected KPMG LLP as our independent auditors for the fiscal year ending March 31, 2004. KPMG LLP audited our fiscal 2003 and 2002 financial statements and previously, Arthur Andersen LLP audited our financial statements from the Company's inception in 1993 through the fiscal year ended March 31, 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Audit and Related Fees

      The aggregate fees we have been billed by KPMG LLP for professional services rendered for the 2003 fiscal year were as follows:

      Audit Fees (for the audit of our annual financial
         statements for the year ended March 31, 2003)         $85,000

      Financial Information Systems Design and                 N/A
         Implementation Fees

      All Other Fees (for all other services)                  $1,500

      The Audit Committee has considered the services rendered by KPMG LLP for services other than the audit of our financial statements, and has determined that the provision of such services is compatible with maintaining the firm's independence.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the ownership of our Common Stock as of July 1, 2003 by: (i) each current director and nominee for election as director; (ii) our Chief Executive Officer and each of the executive officers identified in the Summary Compensation Table (collectively, the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of our Common Stock. Unless otherwise indicated, each person's address is: c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004.

                                 Shares of Common Stock Beneficially Owned (1)
                              --------------------------------------------------
                                         Options/Warrants   Total
                                Number      Exercisable   Beneficial   Percent
Beneficial Owner              of Shares   Within 60 Days  Ownership  of Total(2)
----------------              ---------   --------------  ---------  -----------

Charles R. Osenbaugh(3)         407,263     236,000         643,263    14.6%

Frederick W. Dean(4)            153,864      47,300         201,164     4.8

Michael G. Evans(5)              51,872         500          52,372     1.3

Donald K. Babcock(6)            157,163       2,000         159,163     3.8

Kent L. Johnson                  54,872       3,000          57,872     1.4

Terry Harvey                    214,741      10,000         224,741     5.4

Robert B. Wallace                 3,630       3,333           6,963      **

Timeline Inc. Employee Stock
   Ownership Plan(7)            410,574          --         410,574     9.8

Infinium Software, Inc.         291,500          --         291,500     7.0
25 Communications Way
Hyannis, MA  02601

All directors and executive
   officers as a group (eight
   persons)(8)                1,092,090     357,733       1,449,823    32.0%

**    Less than one percent

----------

(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) Based on 4,178,498 shares outstanding at the close of business on July 1, 2003.

(3) Option numbers include (i) an aggregate of 100,000 shares issuable under two performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the Common Stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment, and
      (ii) an aggregate of 50,000 shares issuable under performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the Common Stock closes trading at $7.50 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment. Share numbers include 88,827 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Osenbaugh's account. Does not include: (i) 410,574 shares held in the Timeline, Inc. Employee Stock Ownership Plan for which Mr. Osenbaugh serves as a trustee and shares investment power, for which shares Mr. Osenbaugh disclaims beneficial interest except to the extent of his pecuniary interest; and (ii) 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse, 5,000 shares held in trust for Mr. Osenbaugh's niece, and 1,000 shares held in each of Mr. Osenbaugh's two daughters' accounts, for all of which shares Mr. Osenbaugh disclaims beneficial interest.

(4) Includes 21,714 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Dean's account.

(5) Does not include 5,185 shares of Common Stock, or 5,500 shares issuable under stock options, held by Mr. Evans' spouse

(6) Includes 19,988 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Babcock's account.

(7) Beneficial ownership consists solely of shared investment power. Trustees of the ESOP do not have voting authority over shares in the ESOP that have been allocated to participants' accounts.

(8) Consists of Messrs. Osenbaugh, Dean, Perkins, Evans, Babcock, Johnson, Harvey and Wallace. Includes an aggregate of 154,733 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

      The following table shows for the three fiscal years ended March 31, 2003, 2002, and 2001, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers. Other than the Named Executive Officers listed below, no executive officer earned more than $100,000 in salary and bonus for the 2003 fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                              Long Term
                                             Annual Compensation             Compensation
                                             -------------------             ------------
                                                                              Securities
          Name and          Fiscal                                            Underlying         All Other
      Principal Position      Year   Salary ($)   Bonus ($)   Other ($)      Option(1)(#)   Compensation ($)
      ------------------      ----   ----------   ---------   ---------      ------------   ----------------
Charles R. Osenbaugh,         2003      $ 90,000        --           --        25,000          $6,286(3)
   President, Chief           2002       122,500        --           --            --              --
   Executive Officer,         2001       140,250   $76,000(2)        --        25,000              --
   Chief Financial Officer

Michael G. Evans, Vice        2003       127,516        --       $2,250            --              --
   President of World-Wide    2002       119,975        --        1,063            --              --
   Sales                      2001       122,322    14,766           --         1,000              --

----------

(1) All referenced options granted are exercisable at prices equal to or higher than the fair market value of the Common Stock on the respective dates of grant. For information regarding the stock option grants made during fiscal 2003, see the table below entitled "Stock Option Grants in Last Fiscal Year."

(2)   Accrued bonus of $76,000 due Mr. Osenbaugh at March 31, 2001.

(3) Includes the value of the Company's discretionary contributions made to the Timeline Inc. Employee Stock Ownership Plan in March 2002, and allocated to the respective Named Executive Officer's account at December 31, 2002.

Stock Option Grants in Last Fiscal Year

      The following table shows certain information regarding stock options granted to the Named Executive Officers during the 2003 fiscal year:

                                    No. of
                                    Shares           Percentage of
                                  Underlying         Total Options         Exercise
                                    Options            Granted to          Price Per
Name                                Granted            Employees             Share         Expiration Date
----                                -------            ---------             -----         ---------------
Charles R. Osenbaugh                25,000(1)            71.4%               $1.00             5/31/2012
Michael G. Evans                        --                 --                   --                    --

----------
(1) Mr. Osenbaugh received a grant of a performance-based option to purchase 25,000 shares of Common Stock on June 1, 2002. This option will vest on the earlier of when our stock closes trading at $7.50 or more per share for 10 consecutive days, or June 1, 2009, if Mr. Osenbaugh is then employed by the Company.

Aggregated Option Exercises and Fiscal Year-End 2003 Option Values

      The following table shows certain information regarding the value of unexercised options held at fiscal year end by each of the Named Executive Officers. No stock options were exercised by any of the Named Executive Officers during the 2003 fiscal year.

                                           No. of Shares of
                                             Common Stock                         Value of Unexercised
                                        Underlying Unexercised                    In-the-Money Options
                                      Options at Fiscal Year-End                   at Fiscal Year-End
                                      --------------------------                   ------------------
Name                              Exercisable         Unexercisable        Exercisable         Unexercisable
----                              -----------         -------------        -----------         -------------
Charles R. Osenbaugh                  94,776             150,000              $34,400              $36,100

Michael G. Evans                         500                 500                   61                   61

Compensation of Directors

      The nonemployee members of the Board of Directors (currently Mr. Harvey, Mr. Johnson, and Mr. Wallace) each receive $1,000 or the equivalent in shares of Common Stock each fiscal quarter. As of July 1, 2003, $8,000 is accrued but not paid to each of Messrs. Harvey and Johnson and $3,000 is accrued but not paid to Mr. Wallace. In addition, when a new member is appointed to the Board of Director, he or she receives a one-time option grant for 10,000 shares of Common Stock, which vests ratably over three years from the date of the grant.

Equity Compensation Plan Information

      The following table gives information as of March 31, 2003, the end of the our most recently completed fiscal year, about shares of our Common Stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans described in the footnotes following the table below. See also Note 11 "Shareholders' Equity" to the Company's Consolidated Financial Statements for the fiscal year ended March 31, 2003 included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                                      (a)                           (b)                   (c)                      (d)

                                                             Weighted Average
                              No. of Shares to be             Exercise Price
                            Issued Upon Exercise of           of Outstanding          No. of Shares          Total of Shares
                              Outstanding Options,           Options, Warrants        Available for           Reflected in
      Plan Category           Warrants and Rights                and Rights        Future Issuance (1)     Columns (a) and (c)
      -------------           -------------------                ----------        -------------------     -------------------
Equity Compensation Plans
Approved by Shareholders(2)          362,175                        $1.51               244,375                  606,550

Equity Compensation
Plans Not Approved by
Shareholders(3)                      252,104                        $1.29                    --                  252,104
                                     -------                                            -------                  -------

   TOTAL                             614,279                        $1.42               244,375                  858,654
                                     =======                                            =======                  =======

----------
(1)   Excludes from this calculation the number of shares reflected in Column
      (a).
(2) Consists of our Amended and Restated 1993 Stock Option Plan, 1994 Stock Option Plan, and Directors' Nonqualified Stock Option Plan.
(3)   Consists of:
      (i) options to purchase 35,104 shares of common stock granted to the directors of the Company in April 1993;
      (ii) a performance-based option to purchase 75,000 shares of common stock granted to Mr. Osenbaugh in November 1997, 50% of which vested when the closing price of our common stock was at $2.00 or more for 10 consecutive days, and 50% of which vested when the closing price of our common stock was at $3.00 or more for 10 consecutive days;
      (iii) a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in February 1999 which vests on the earlier of when the closing price of our common stock is $5.00 or more for 10 consecutive days, or February 2006, if Mr. Osenbaugh is then in our employment;
      (iv) a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in November 1999 which vests on the earlier of when the closing price of our common stock is $5.00 or more for 10 consecutive days, or November 2006, if Mr. Osenbaugh is then in our employment;
      (v) warrants to purchase 21,000 shares of common stock granted to various of our service providers in September 1998 in consideration for services performed, exercisable at $1.00 per share and which expire in September 2003, and
      (vi) warrants to purchase 21,000 shares of common stock granted to various of our service providers in April 1999 in consideration for services performed, exercisable at $1.00 per share and which expire in April 2004.

                              CERTAIN TRANSACTIONS

      One of our directors, Terry Harvey, is a major shareholder in Harvey Jones Ltd., a South African-based distributor of Timeline products. During fiscal 2003, the Company received $72,000 in sales and support revenues generated by this distributor through its wholly-owned subsidiary Analyst Financials Ltd. Harvey Jones distributes Company products pursuant to a standard Company distribution agreement, and the Company believes its distribution agreement with Harvey Jones was made on terms no less favorable to the Company than could have been obtained from an unaffiliated third party distributor.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and change in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the 2003 fiscal year, all such filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                    By Order of the Board of Directors

                                    /s/ Charles R. Osenbaugh

                                    Charles R. Osenbaugh
                                    President and Chief Executive Officer

July 28, 2003

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The responsibilities of the Board of Directors of Timeline, Inc. (the "Company") include oversight of the Company's systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee (the "Committee") to assist the Board in the fulfillment of its duties to the Company and its shareholders. As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:

      o     the integrity of the Company's financial statements;
      o     the adequacy of the Company's system of internal controls;
      o     the Company's compliance with legal and regulatory requirements;
      o the qualifications and independence of the Company's independent auditors; and
      o the performance of the Company's independent auditors and of the Company's internal audit function.

      Authority. The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents and the Company's independent auditors. The Committee shall also have authority, with notice to the Board of Directors, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.

      Membership. The Committee shall consist of one or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors. All Committee members shall be financially literate, having a basic understanding of financial controls and reporting. At least one Committee member shall also have accounting or related financial management expertise. No member of the Audit Committee shall receive any compensation from the Company other than his or her Directors' fees.

      Procedures. The Committee shall meet at least four times a year and may call special meetings as required. Meetings may be called by any member of the Committee or the Board. The presence in person or by telephone of a majority of the members shall constitute a quorum. Minutes of the Committee's meetings shall be kept. The results of the meetings shall be reported regularly to the full Board.

      Responsibilities. The Company's executive management bears primary responsibility for the Company's financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee's responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.

      (a) Financial Reporting. The Committee shall monitor the preparation by management of the Company's quarterly and annual external financial reports.

      (b) Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company's relationship with its independent auditors.

      (c) Preparation of Reports. The Committee shall prepare and approve the Committee's report included in the proxy statement for the Company's annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

      Annual Performance Review. The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

                                 TIMELINE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints Charles R. Osenbaugh and Frederick W. Dean, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, September 18, 2003, at 4:00 P.M. Pacific Time at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE GIVING VOTING DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF BOTH NOMINEES LISTED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS ON ALL OTHER MATTERS TO BE CONSIDERED AT THE MEETING. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (Continued and to be signed on the reverse side)

DIRECTORS

1.    Directors Recommend: A vote for election of the following Directors
        01. Donald K. Babcock  02. Kent L. Johnson

Mark X for only one box:

|_|                  For All Nominees

|_|                  Withhold All Nominees

|_| Withhold Authority To Vote For Any Individual Nominee, Write Number(s) Of Nominees Below

Use Number only      ____________________________________________

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE MEETING               |_|

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

Please sign, date and return this Proxy Card today, using the enclosed envelope.


Signature(s)________________________________________        Date________________
Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).